                                                CONFIDENTIAL TREATMENT REQUESTED
                                                                   EXHIBIT 10.17

                             INVESTMENT AGREEMENT

     THIS INVESTMENT AGREEMENT (this "Agreement") is made and entered into as of the 24th day of August, 1998, by and between WEBMD, INC., a Georgia corporation f/k/a Endeavor Technologies, Inc. (the "Company"), and HBO & COMPANY OF GEORGIA, a Delaware corporation (the "Purchaser").

1.   SALE AND ISSUANCE OF SECURITIES.

     1.1  Authorization of Shares.  The Board of Directors of the Company shall,
          -----------------------
prior to the Closing (as defined in Section 2.1), adopt and file with the Secretary of State of the State of Georgia an Amendment to its Articles of Incorporation containing the preferences, limitations and relative rights of the Series A Preferred Stock, in the form attached hereto as Exhibit 1.1 (the
                                                         -----------
"Charter Amendment").

     1.2  Sale of Shares.  Subject to the terms and conditions hereof, at the
          --------------
Closing (defined in Section 2.1) the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, six hundred sixty-seven thousand (667,000) shares of Series A Preferred Stock, no par value per share (the "Purchased Shares"), for the purchase price provided in Section 1.3 below.

     1.3  Purchase Price.  The purchase price for the Purchased Shares shall be
          --------------
fifteen dollars ($15.00) per share, or an aggregate of ten million five thousand dollars ($10,005,000) (the "Purchase Price"). The Purchase Price shall be paid at the Closing in cash.

     1.4  Issuance of Warrant.  On the Closing Date, the Company shall issue to
          -------------------
Purchaser, for no additional consideration, a warrant in the form of Exhibit 1.4
                                                                     -----------
attached hereto (hereinafter, the "Warrant") dated the Closing Date initially providing for the purchase of shares of Series A Preferred Stock, no par value per share (the "Preferred Stock"). The Warrant shall be immediately vested and exercisable for three (3) years following the issue date thereof and shall entitle the holder to purchase 300,000 shares of the Preferred Stock (or Common Stock as provided therein) at an exercise price of $18.00 per share, subject to adjustment as set forth therein.

     The Company shall reserve and keep available for issuance at all times, free from preemptive rights, such number of its authorized but unissued shares of the Preferred Stock and its voting Common Stock, no par value and without series designation ("Common Stock"), as is sufficient to permit exercise in full of the Warrant in accordance with the terms thereof and the conversion of such Preferred Stock into Common Stock. All shares of Preferred Stock and Common Stock that are so issuable shall, when issued upon exercise, be duly and validly issued and fully paid and non-assessable.

     1.5  Use of Cash Proceeds.  The Company, as determined by the Board of
          --------------------
Directors thereof, shall use the cash proceeds from the sale of the Purchased Shares for general working capital and to pay expenses associated with the transactions contemplated by this Agreement in accordance with Section 12.8 hereof. Such cash proceeds shall not be used to retire loans made by shareholders to the Company or for the redemption of any capital stock of the Company.

     1.6  Agreements.  Each of the parties hereto agrees at the Closing to enter
          ----------
into the respective agreements described in Articles 5 and 6 to which they are indicated as a party.

2.   CLOSING; DELIVERIES.

     2.1  Closing.  The closing of the purchase and sale of the Purchased Shares
          -------
(the "Closing") shall be held at the offices of Jones, Day, Reavis & Pogue, Atlanta, Georgia, on August 24, 1998, or at such other place or on such other date as the parties may agree (the date of the Closing is hereinafter referred to as the "Closing Date").

     2.2  Deliveries at Closing.  At the Closing, the Company shall deliver to
          ---------------------
Purchaser a certificate, registered in Purchaser's name, representing the Purchased Shares, against payment by Purchaser of the Purchase Price by wire transfer. The Company shall also deliver such other instruments and documents as are described in Article 5.

     2.3  Issuance of Additional Shares.  The parties acknowledge that the
          ------------------------------
Company intends to make an initial offering to the public of its Common Stock pursuant to a registration statement effective under the federal Securities Act of 1933, as amended (the "Securities Act"), following the Closing Date (the closing of such offering being referred to hereinafter as the "Initial Public Offering"). If the Company does not close the Initial Public Offering at an offering price of $18.00 per share (as adjusted for any stock splits, stock dividends, combinations or the like) on or before the date that is one hundred eighty (180) days following the Closing Date, the Company shall issue for no additional consideration to Purchaser 150,000 additional shares of Preferred Stock without need for any further action by Purchaser; provided that if the Company closes the Initial Public Offering within such 180-day period, but does so at an offering price less than $18.00 per share (as adjusted for any stock splits, stock dividends, combinations or the like), such shares shall consist of Common Stock rather than Preferred Stock. Furthermore, in the event the Company fails to close the Initial Public Offering on or before the first anniversary of the Closing Date, the Company shall issue promptly to Purchaser, for no additional consideration, an additional 50,000 shares of Preferred Stock without need for any further action by Purchaser. The numbers of shares of stock specified in this Section 2.3 shall be adjusted for any stock splits, stock dividends, recapitalizations or similar events occurring prior to the dates indicated.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to Purchaser as follows:

     3.1  Organization and Standing; Charter and Bylaws.  Each of the Company
          ---------------------------------------------
and its wholly owned subsidiaries Endeavor Technologies, Inc. (formerly known as Quality

Diagnostic Services, Inc.) and Telemedics, Inc. (each, a "Subsidiary" and, collectively, the "Subsidiaries") is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Georgia and in good standing under such laws. The Company has previously delivered to Purchaser true and accurate copies of the Articles of Incorporation and Bylaws, as presently in effect, of the Company.

     3.2  Corporate Power.  The Company has all requisite legal and corporate
          ---------------
power and authority to enter into this Agreement and, when the Charter Amendment has been adopted and filed, to sell the Purchased Shares and to carry out and perform its other obligations under the terms of this Agreement.

     3.3  Subsidiaries and Affiliates.  Except as set forth in Exhibit 3.3
          ---------------------------                          -----------
attached hereto, the Company does not own or control, directly or indirectly, any interest or investment in any corporation, partnership, association or other form of business entity.

     3.4  Capitalization.  Immediately prior to the Closing Date, the authorized
          --------------
capital stock of the Company shall consist of 107,000,000 shares of capital stock, of which (a) 75,000,000 shares are designated as Common Stock, voting and without par value per share, of which 3,000,000 are issued and outstanding; (b) 3,000,000 have been designated as Common Stock Series B, nonvoting and without par value per share, of which 1,400,000 are issued and outstanding; (c) 1,500,000 shares of which have been designated as Common Stock Series C, nonvoting and without par value per share, of which 1,500,000 are issued and outstanding; (d) 15,000,000 shares of which have been designated as Common Stock Series D, nonvoting and without par value per share, of which 4,406,805 are issued and outstanding; (e) 2,500,000 shares of which have been designated as Common Stock Series E, nonvoting and without par value per share, of which 2,100,000 are issued and outstanding; and (f) 10,000,000 shares of preferred stock, of which no shares are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, are owned beneficially and of record by the shareholders and in the amounts set forth in Exhibit 3.4 ("Schedule of Shareholders, Option
                            -----------   --------------------------------
Holders and Warrant Holders") attached hereto, and, except as set forth in
---------------------------
Exhibit 3.4, have been offered, issued, sold and delivered by the Company in
-----------
compliance with applicable federal and state securities laws. Except as shown in Exhibit 3.4, there are no outstanding rights, options, warrants, conversion
   -----------
rights or agreements for the purchase or acquisition from the Company or any Subsidiary of any shares of its respective capital stock other than the rights created by this Agreement.

     3.5  Authorization.  All corporate action on the part of the Company and
          -------------
its directors, officers and shareholders necessary for the authorization, execution, delivery and performance of all its obligations under this Agreement and any document contemplated hereby; for the authorization, issuance and delivery by the Company of the Purchased Shares, the Warrant, the shares of Preferred Stock or Common Stock, as the case may be, issuable upon exercise of the Warrant (the "Warrant Shares"), and the additional shares of Preferred Stock or Common Stock, as the case may be, pursuant to the terms of Section 2.3 hereof (the "Additional Shares"); for the authorization and reservation of the shares of Preferred Stock or Common Stock, as the case may be, issuable pursuant to the Performance-Based Warrant, if any, issued pursuant to the terms of Section 10 hereof (the "Performance-Based Warrant Shares"); and for the authorization and reservation of the shares of the Common Stock issuable upon conversion of all such Preferred Stock pursuant to the terms of the Company's Articles of Incorporation (the "Conversion Shares"), has been (or will be) taken prior to the Closing. This Agreement constitutes the valid and binding obligation of the Company and is enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     3.6  Validity of Stock.  The Purchased Shares, the Warrant Shares, the
          -----------------
Additional Shares, and the Performance-Based Warrant Shares, when issued, sold and delivered in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, will be free of any liens or encumbrances, and will not be subject to any preemptive rights, rights of first refusal or redemption rights, other than as provided herein and in the Charter Amendment. The Conversion Shares have been duly and validly reserved, and neither they nor the issuance thereof are subject to any preemptive rights or rights of first refusal or redemption rights, and, upon issuance, they will be validly issued, fully paid and nonassessable.

     3.7  Disclosure.  No representation or warranty by the Company in this
          ----------
Agreement or in any written statement or certificate (excluding any draft registration statement) furnished to Purchaser in connection with the transactions contemplated by this Agreement contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements made not misleading in light of the circumstances under which they were made.

     3.8  Financial Statements.  The Company has furnished Purchaser with (a)
          --------------------
audited consolidated balance sheets of the Company and its subsidiaries as of December 31, 1996 and 1997, together with audited consolidated statements of income and cash flows for the three-year period ended December 31, 1997, and (b) an unaudited consolidated balance sheet of the Company as of June 30, 1998, together with unaudited consolidated statements of income and cash flow for the six-month period then ended (the "Interim Financial Statements"; all the foregoing financial statements being collectively referred to hereafter as the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly present the financial position of the Company and the results of its operations as of the dates and for the periods indicated, subject, in the case of the Interim Financial Statements, to normal year-end adjustments (which will not deviate materially from the other financial statements) and the absence of footnotes.

     3.9  Changes.  Except as disclosed in Exhibit 3.9 attached hereto and
          -------                          -----------
except for any changes resulting from the sale of substantially all of the assets of the Subsidiaries to Matria Healthcare, Inc., on July 21, 1998, effective as of July 1, 1998, and as disclosed in the Interim Financial Statements, since the date of the Interim Financial Statements, there has not been:

          3.9.1 any change in the assets, liabilities, financial condition, or operations of the Company considered in the aggregate from that reflected in the Interim Financial Statements, except changes in the ordinary course of business that have not been, either individually or in the aggregate, materially adverse;

          3.9.2 any materially adverse change (individually or in the aggregate), except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise;

          3.9.3 any damage, destruction, or loss that had a material adverse effect on the properties or business of the Company, whether or not covered by insurance;

          3.9.4 any loans made by the Company to its employees, officers, or directors or members of their immediate families other than travel and other commercially reasonable advances made in the ordinary course of business;

          3.9.5 any increases in the compensation of any of the Company's officers or directors;

          3.9.6 any declaration or payment of any dividend or other distribution of the assets of the Company;

          3.9.7 any other event or condition of any character that has had a material adverse effect on the business of the Company; or

          3.9.8 any agreement or commitment by the Company to do any of the things described in this Section 3.9.

     3.10 Material Liabilities.  Except (a) as disclosed in Exhibit 3.10
          --------------------                              ------------
attached hereto or as reflected in the Interim Financial Statements, (b) for the obligations and liabilities incurred in the ordinary course of business since the date of the Interim Financial Statements, and (c) for obligations under contracts made in the ordinary course of business that would not be required by GAAP to be reflected in the Interim Financial Statements, neither the Company nor any Subsidiary has any material liabilities or obligations, absolute or contingent.

     3.11 Contracts and Commitments. Other than this Agreement or as set forth
          -------------------------
in Exhibit 3.11 attached hereto, neither the Company nor any Subsidiary has any
   ------------
contracts, agreements or instruments to which it is a party and that involve either (a) a commitment by, or revenue to, the Company or any Subsidiary in excess of $25,000 annually, or (b) provisions restricting or affecting the development, manufacture or distribution of the Company's or any Subsidiary's products or services. Except as set forth in Exhibit 3.11, all contracts,
                                              ------------
agreements or instruments to which the Company or any Subsidiary is a party are valid and binding upon the Company or the respective Subsidiary, as the case may be, and the other parties thereto and are in full force and effect and enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equitable principles, and none of the Company, any Subsidiary or, to the Knowledge of the Company (as defined in Section 12.9 hereof), any other party to any such contract, agreement or instrument has breached any provision of, or is in default under, the terms thereof, and there are no claims or allegations of offset, defense, or counterclaims that would prevent the work in process of any of the Company and the Subsidiaries or its contracts and agreements from maturing in due course into fully collectible accounts receivable. Except as set forth on Exhibit 3.11, each of the Company and the Subsidiaries has complied
         ------------
with all applicable statutes, ordinances, rules, regulations and orders relating to seeking, bidding, obtaining, performing under or otherwise complying with, contracts with governmental and quasi-governmental authorities, agencies or other entities.

     3.12 Computer Software.
          -----------------

          3.12.1  Exhibit 3.12.1 contains a complete and accurate list of the
                  --------------
computer software that is owned by each of the Company and the Subsidiaries and used in their respective businesses (the "Owned Software"), except for commercially available business software applications and other commercially available over-the-counter "shrink-wrap" software that is generally used by any of the Company and the Subsidiaries in the ordinary course of its business (the "Business Software"). To the Company's Knowledge, except for the Licensed Software (as such term is defined below) incorporated within the Owned Software, and except as otherwise set forth in Exhibit 3.12.1, each of the Company and the
                                     --------------
Subsidiaries has exclusive rights and title to the Owned Software, free and clear of all claims, including claims or rights of joint owners and employees, agents, consultants, customers, licensees or any other parties who may have been involved in the development, creation, marketing, maintenance, enhancement or licensing of such Owned Software. Each contract programmer, independent contractor, nonemployee agent and person or other entity (other than employees) who has performed development or computer programming services for any of the Company and the Subsidiaries in connection with the Owned Software has executed a confidentiality agreement in favor of the Company or any Subsidiary, and each of the Company and the Subsidiaries has obtained an assignment or license of, or otherwise owns, the intellectual property resulting therefrom. No Owned Software has been published or disclosed to any other parties except pursuant to contracts requiring such other parties to keep the Owned Software confidential. (For purposes of the preceding sentence, marketing materials that describe the Owned Software and its functions in general shall not be deemed a publication or disclosure of the Owned Software.) To the best of the Company's Knowledge, no such other party has breached any such obligation of confidentiality.

          3.12.2 Each of the Company and the Subsidiaries has the right and license to use, sublicense, modify and copy all software (other than the Business Software) of which each of the Company and the Subsidiaries is a licensee or lessee or that each of the Company and the Subsidiaries otherwise has obtained the right to use (collectively, the "Licensed Software") to the extent necessary to operate each of the Company's and any Subsidiary's business, free and clear of any limitations or encumbrances, including Licensed Software that has been incorporated into or made a part of any Owned Software. Each of the Company and the Subsidiaries is in full compliance with all material provisions of each license, lease or other agreement relating to the Licensed Software. Neither the Company nor any Subsidiary has published or disclosed any Licensed Software to any other party except, in the case of Licensed Software, if any, that any of the Company and the Subsidiaries leases or markets to others, pursuant to contracts requiring such other parties to keep the Licensed Software confidential. To the best of the Company's Knowledge, no party to whom any of the Company and the Subsidiaries has disclosed Licensed Software has breached such obligation of confidentiality.

          3.12.3 The Owned Software, the Licensed Software, and the Business Software constitute all software used in any of the Company's and any Subsidiary's business (the "Company Software"). The transactions contemplated herein will not cause a breach or default under any licenses, leases or similar agreements relating to the Company Software or impair any of the Company's and any Subsidiary's ability to use the Company Software in the same manner as the Company Software is currently used or is contemplated to be used by the Company. Neither the Company nor any Subsidiary has infringed or is infringing any intellectual property rights of any third party with respect to the Owned Software, and, to the best of the Company's Knowledge, no other person or entity is infringing any intellectual property rights of any of the Company and the Subsidiaries with respect to the Owned Software.

          3.12.4  Except as disclosed in Exhibit 3.12.4, neither the Company nor
                                         --------------
any Subsidiary has granted any licenses or other rights, and neither the Company nor any Subsidiary has any obligation to grant licenses or other rights, with respect to the Company Software. Each of the Company and the Subsidiaries has complied in all material respects with the obligations to its customers, licensees and lessees in respect of the Company Software, if any, listed in
Exhibit 3.12.4.
--------------

          3.12.5 Neither the Company nor any Subsidiary has granted marketing or brokering rights in the Company Software to any third party.

          3.12.6 The Business Software that is material to the operation of the Company's or any Subsidiary's business, the Owned Software and any Licensed Software that has been incorporated into any Owned Software is capable of correctly processing, providing and/or receiving date data within and between the Twentieth and Twenty-First Centuries, provided that all hardware, software and firmware used with the Company Software and computer equipment properly exchanges accurate date data with it. To the Company's Knowledge after reasonable inquiry, the business of neither the Company nor any Subsidiary depends to any extent on embedded computer technology or computer information systems of its current vendors or suppliers that would, in the event that the embedded chips or vendor/supplier computer systems fail to be Year 2000 compliant, have a material adverse effect on the Company's or any Subsidiary's business or properties.

     3.13 Protection of Intellectual Property Generally.  Exhibit 3.13 hereto
          ---------------------------------------------   ------------
sets forth a complete and correct list and summary description of all registered and material unregistered trademarks, trade or company names, service marks, service names, brand names and registrations, if any, therefor; all registered copyrights; all patents and all patent applications, if any, in each case applicable to or used or intended to be used in the business of any of the Company and the Subsidiaries, together with a complete list of all licenses granted by or to each of the Company and the Subsidiaries with respect to any of the above. The Company has filed an application in the United States Patent and Trademark Office for registration of WebMD as a service mark (which application has been initially denied), but otherwise neither the Company nor any Subsidiary has not sought governmental protection by way of patent, trademark or copyright registration or application for the property listed in Exhibit 3.13 hereto. Each of the Company and the
                           ------------
Subsidiaries validly owns or is validly licensed to use all inventions, processes, know-how, formulas, patterns, designs, and trade secrets that are used in the conduct of its business as now conducted. All such rights and all rights listed in Exhibit 3.13 hereto are valid and enforceable and are free from
                 ------------
any security interest, lien or encumbrance or any default on the part of any of the Company and the Subsidiaries, and are not now involved in any pending or, to the knowledge of the Company, threatened interference proceeding. No option, license, sublicense or other agreement has been granted in respect of any patent, trademark, brand name, trade secret, copyright or pending application therefor listed in Exhibit 3.13 hereto, except as noted in Exhibit 3.13. Except
                   ------------                            ------------
as set forth on Exhibit 3.13, neither the Owned Software nor any of the
                ------------
Company's or any Subsidiary's other owned intellectual property infringes any patent, trademark, service mark, trade or company name or application therefor or any other related technological right of any other person. None of the rights of any of the Company and the Subsidiaries described in this Section 3.13 will be impaired in any way by the transactions provided for herein, and all of such rights will be fully enforceable by each of the Company and the Subsidiaries after the Closing Date without the consent or agreement of any other party. Neither the Company nor any Subsidiary believes it is or will be necessary to utilize any inventions of any of its employees (or individuals it currently intends to hire) made prior to their employment by any of the Company and the Subsidiaries.

     3.14  Compliance with Other Instruments.  The execution, delivery and
           ---------------------------------
performance of and compliance with this Agreement, the issuance of the Purchased Shares and the issuance of the Conversion Shares will not result in any violation or be in conflict with or constitute a default under any of the terms or provisions of the Company's or any Subsidiary's Articles of Incorporation or bylaws, or any mortgage, indenture, contract, agreement or instrument to which the Company or any Subsidiary is a party, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of any of the Company and the Subsidiaries pursuant to any such term or provision.

     3.15  Litigation and Other Proceedings.  Except as disclosed in Exhibit
           --------------------------------                          -------
3.15 attached hereto, there are no actions, proceedings or investigations
----
pending against any of the Company or the Subsidiaries or their respective properties or shareholders (or, to the Knowledge of the Company, any basis therefor or threat thereof) that, either in any case or in the aggregate, could reasonably be expected to result in any material adverse change in the business or financial condition of any of the Company or the Subsidiaries or any of their respective properties or assets or in any material impairment of the right or ability of any of the Company or the Subsidiaries to carry on their respective businesses as now conducted or as proposed to be conducted, or in any material liability on the part of any of the Company or the Subsidiaries, and none that challenges the validity of this Agreement or any action taken or to be taken in connection herewith. The foregoing includes, without limiting its generality, actions pending or, to the Knowledge of the Company, threatened (or any threat thereof) involving the prior employment of any of the Company's or any Subsidiary's employees or their use in connection with the Company's or any Subsidiary's business of any information or techniques allegedly proprietary to any of their former employers.

     3.16  Employees.  Except as disclosed in Exhibit 3.16 attached hereto, each
           ---------                          ------------
of the Company and the Subsidiaries has no employment contracts with any of its employees not expressly terminable at will and no collective bargaining agreements covering any of its employees. Further, neither the Company nor any Subsidiary has any policies, procedures or handbooks providing for other than at-will employment. Neither the Company nor any Subsidiary is aware of any proposed, threatened or actual union organization activity affecting the Company's or any Subsidiary's current or prospective operations.

     3.17  Registration Rights.  Except as provided for in Article 11 hereof,
           -------------------
and in Exhibit 3.17 attached hereto, neither the Company nor any Subsidiary is
       ------------
under any obligation to register any of its presently outstanding securities or any of its securities that may hereafter be issued pursuant to this or any other existing agreement.

     3.18  Governmental Consents.  Except for the filing of the Charter
           ---------------------
Amendment as contemplated by Section 1.1 hereof and the filing of a Form D with the Securities and Exchange Commission (the "Commission") and the State of Georgia, no consent, approval or authorization of, or registration, declaration, designation, qualification or filing with, any governmental authority on the part of any of the Company and the Subsidiaries is required in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Purchased Shares by the Company, the issuance by the Company of the Conversion Shares, or the consummation of any other transaction contemplated hereby other than as provided by applicable securities laws.

     3.19  Other Consents.  All consents of any third party and any shareholders
           --------------
of any of the Company and the Subsidiaries necessary for the execution, delivery and performance by each of the Company and the Subsidiaries of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, any consents necessary from Sirrom Investments, Inc., have been received prior to the Closing.

     3.20  Title to Property and Assets.  Except as disclosed in Exhibit 3.20
           ----------------------------                          ------------
attached hereto, each of the Company and the Subsidiaries has good and marketable title to its material properties and assets and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, encumbrance or charge.

     3.21  Customers and Suppliers.  Except as disclosed in Exhibit 3.21
           -----------------------                          ------------
attached hereto, no customer or supplier has taken, and neither the Company nor any Subsidiary has received any notice or has any Knowledge that any customer or supplier of any of the Company and the Subsidiaries contemplates taking, any steps that could disrupt the business relationship of any of the Company and the Subsidiaries with such customer or supplier or could result in a diminution in the value of any of the Company and the Subsidiaries in a manner that would have a material adverse effect on the business or financial condition of any of the Company and the Subsidiaries.

     3.22  Insurance.  Each of the Company and the Subsidiaries has fire and
           ---------
casualty insurance policies in an amount sufficient to allow it to replace with proceeds from such insurance any of its material, tangible properties that might be damaged or destroyed.

     3.23  Licenses and Permits; Compliance with Law.  Except as disclosed in
           -----------------------------------------
Exhibit 3.23 attached hereto, each of the Company and the Subsidiaries holds all
------------
licenses, certificates, permits, franchises and rights from all appropriate federal, state or other public authorities necessary for the conduct of its business and the use of its assets. Except as disclosed in Exhibit 3.23
                                                            ------------
attached hereto, each of the Company and the Subsidiaries has conducted, and is presently conducting, its business so as to comply in all material respects with all applicable statutes, ordinances, rules, regulations and orders of any governmental authority. Further, neither the Company nor any Subsidiary is presently charged with or, to the knowledge of the Company, under governmental investigation with respect to, any actual or alleged violation of any statute, ordinance, rule or regulation. To the knowledge of the Company, neither the Company nor any Subsidiary is presently the subject of any pending or, to the knowledge of the Company, threatened adverse proceeding by any regulatory authority having jurisdiction over its business, properties or operations. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in the termination of any such license, certificate, permit, franchise or right held by any of the Company and the Subsidiaries.

     3.24  Tax Matters.  Except as disclosed in Exhibit 3.24 attached hereto,
           -----------                          ------------
each of the Company and the Subsidiaries has accurately prepared and timely filed all income and other tax returns, if any, that are required to be filed, and has paid, or made provision for the payment of, all taxes that have or may have become due pursuant to said returns or pursuant to any assessment that has or may be received from any taxing authority for the period through the date of the Interim Financial Statements, and there are no outstanding agreements by any of the Company and the Subsidiaries for the extension of time for the assessment of any tax. The United States income tax returns of each of the Company and the Subsidiaries (if any) have not been audited by the Internal Revenue Service. Except as disclosed in Exhibit 3.24, no deficiency assessment or proposed
                       ------------
adjustment of the Company's or any Subsidiary's United States income tax or state or municipal taxes (if any) is pending, and the Company has no Knowledge of any proposed liability for any tax to be imposed upon the Company's or any Subsidiary's properties or assets for which there is not an adequate reserve reflected in the Interim Financial Statements.

     3.25  Employment; No Conflicting Agreements.  Except as disclosed in
           -------------------------------------
Exhibit 3.25 attached hereto, none of the officers, directors, and key employees
------------
of any of the Company and
the Subsidiaries is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict with his or her obligation to use his or her best efforts to promote the interests of any of the Company and the Subsidiaries or that would conflict with the business of any of the Company and the Subsidiaries as any of the Company and the Subsidiaries presently conducts, or presently proposes to conduct, the same.

     3.26  Indebtedness to Directors and Officers; Interested Party
           --------------------------------------------------------
Transactions.  Except as disclosed in Exhibit 3.26 attached hereto, neither the
------------                          ------------
Company nor any Subsidiary is indebted to any of its directors or officers or party to any contract with any affiliate of its directors or officers, and, to the Knowledge of the Company, none of such directors or officers has a claim of any nature against any of the Company and the Subsidiaries except for compensation due for past or current pay periods. To the Knowledge of the Company and except as disclosed in Exhibit 3.26, no officer, director or holder
                                   ------------
of more than five percent (5%) of the capital stock of any of the Company, the Subsidiaries or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Securities Act) of any such person or entity or any of the Company and the Subsidiaries has or has had, either directly or indirectly, (a) an interest in any person or entity that (i) furnishes or sells services or products that are furnished or sold or are proposed to be furnished or sold by any of the Company and the Subsidiaries , or (ii) purchases from or sells or furnishes to any of the Company and the Subsidiaries any goods or services, or (b) a beneficial interest in any contract or agreement to which any of the Company and the Subsidiaries is a party or by which it may be bound or affected. Except as set forth in Exhibit 3.26 hereto, there are no existing
                                  ------------
material arrangements or proposed material transactions between any of the Company and the Subsidiaries and any officer, director, or holder or any affiliate or associate of any such person, of more than five percent (5%) of the capital stock of any of the Company and the Subsidiaries.

     3.27  Employee Plans.  Exhibit 3.27 attached hereto lists all employee
           --------------   ------------
benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") and all severance, bonus, retirement, pension, profit-sharing, deferred compensation plans and other similar fringe or employee benefit plans, programs or arrangements, and all employee or compensation agreements, written or otherwise, for the benefit of or relating to any employee of any of the Company and the Subsidiaries (collectively, "Employee Plans"). None of the Company, the Subsidiaries, and any of their respective officers or directors has taken any action, directly or indirectly, to obligate any of the Company and the Subsidiaries to adopt any additional Employee Plans. Each of the Company and the Subsidiaries has complied with all terms and conditions of the Employee Plans the violation of which would have a material adverse effect on the business, as currently conducted or as any of the Company and the Subsidiaries presently proposes to conduct it, and assets of any of the Company and the Subsidiaries.

     3.28  No Integration with Other Offerings.  The acquisition by Purchaser of
           -----------------------------------
the Purchased Shares, the Warrant and the Additional Shares will not be "integrated" with any other offering or sale of securities of the Company required to be registered under the Securities Act, or the rules and regulations promulgated thereunder.

4.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     Purchaser represents and warrants to the Company as follows:

     4.1  Access to Information.  Purchaser acknowledges that all documents,
          ---------------------
records, and books pertaining to the Company have been made available for inspection by Purchaser. Purchaser has a pre-existing business or personal relationship with the Company or with one or more of the Company's officers, directors or controlling persons. Purchaser and its advisor or advisors, or a person or persons acting on their behalf, have had a reasonable opportunity to ask questions of and receive answers from the officers of the Company, concerning the terms and conditions of the offering of the Purchased Shares and the Warrant, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense by the officers of the Company. All such questions have been answered to the full satisfaction of Purchaser.

     4.2  Experience; Investment.  Purchaser has such knowledge and experience
          ----------------------
in financial and business matters as to enable Purchaser (a) to utilize the information made available to it in connection with the offering of the Purchased Shares and the Warrant, (b) to evaluate the merits and risks associated with a purchase of the Purchased Shares and the Warrant, and (c) to make an informed decision with respect thereto. Purchaser's business and financial experience is such that the Company could reasonably assume Purchaser has the capacity to protect its own interests in connection with the offer, sale and issuance of the Purchased Shares and the Warrant. Purchaser is acquiring the Purchased Shares and the Warrant solely for its own account, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution thereof. Purchaser is an "accredited investor" within the meaning of Regulation D promulgated by the Commission under the Securities Act by reason of being a corporation with assets in excess of $5,000,000.

     4.3  Registration Under the Securities Act.  Purchaser understands that (a)
          -------------------------------------
neither the offering nor the sale of the Purchased Shares and the issuance of the Warrant has been registered under the Securities Act or applicable state securities laws, in reliance upon exemptions from the registration provisions of the Securities Act and applicable state securities laws, (b) the Purchased Shares purchased by Purchaser and the Warrant issued to the Purchaser must be held by it indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available, and the certificates or documents representing all Purchased Shares and the Warrant will be legended to reflect such restrictions, (c) except as provided in Article 11 hereof, the Company is under no obligation to register any Purchased Shares, Additional Shares, Conversion Shares, Performance-Based Warrant Shares or the Warrant Shares on Purchaser's behalf or to assist it in complying with any exemption from registration, and (d) the officers of the Company will rely upon the representations and warranties made by

Purchaser in this Agreement in order to establish such exemption from the registration provisions of the Securities Act and applicable state securities laws.

     4.4  Transfer.  Purchaser will not transfer the Warrant or any Purchased
          --------
Shares, Additional Shares, Warrant Shares or Conversion Shares without registration under the Securities Act and applicable state securities laws unless the transfer is exempt from registration under the Securities Act and such laws and is made in compliance with the legends contemplated by Section
12.11 herein.

     4.5  Authorization.  All action on the part of Purchaser necessary for the
          -------------
authorization, execution, delivery and performance of all obligations of Purchaser under this Agreement has been (or will be) taken prior to the Closing. This Agreement, when executed and delivered by Purchaser, will constitute the valid and binding obligation of Purchaser and is enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally, and except that the availability of the remedy of specific performance or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.

5.   CONDITIONS TO CLOSING OF PURCHASER.

     The obligation of Purchaser to purchase and pay for the Purchased Shares at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of the following conditions:

     5.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by the Company in Article 3 hereof shall be true and correct in all respects when made and shall be true and correct on such Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2  Performance.  All covenants, agreements and conditions contained in
          -----------
this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

     5.3  Filing of Charter Amendment.  The Charter Amendment shall have been
          ---------------------------
properly filed with the Secretary of State of the State of Georgia prior to the Closing.

     5.4  Compliance Certificate.  Unless the Closing Date is the same as the
          ----------------------
date of this Agreement, Purchaser shall have received a certificate executed by the President of the Company, dated as of the Closing Date, certifying that the conditions specified in Sections 5.1 through 5.3 hereof have been fulfilled.

     5.5  Opinion of Company's Counsel.  Purchaser shall have received from
          ----------------------------
Nelson Mullins Riley & Scarborough, L.L.P., counsel to the Company, in form and substance satisfactory to Purchaser and its counsel, a favorable opinion addressed to Purchaser, dated as of the Closing Date, substantially in the form set forth in Exhibit 5.5 attached hereto.
             -----------

     5.6  Shareholders' Agreement.  The Company and Jeffrey T. Arnold, T. Blake
          -----------------------
Whitney, K. Robert Draughon, W. Michael Heekin, Bruce A. Springer (the "Managers") shall have entered into a certain Shareholders' Agreement (the "Shareholders' Agreement"), substantially in the form as set forth in Exhibit
                                                                      -------
5.6 attached hereto, which will grant Purchaser a right of co-sale against the
---
Common Stock owned by the Managers.

     5.7  Evidence of Consents.  The Company shall have given Purchaser
          --------------------
evidence satisfactory to Purchaser that it has received all necessary consents of third parties and shareholders of the Company pursuant to Section 3.19 hereof.

     5.8  Second Amendment to Restated Shareholders Agreement.  The Company and
          ---------------------------------------------------
certain shareholders of the Company who are party to that certain Restated Shareholders Agreement dated October 18, 1996, shall have entered into the Second Amendment to Restated Shareholders Agreement substantially in the form of
Exhibit 5.8 attached hereto (the "Restated Shareholders Agreement Amendment").
-----------

6.   CONDITIONS TO CLOSING OF THE COMPANY.

     The obligation of the Company to sell the Purchased Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1  Representations and Warranties Correct.  The representations and
          --------------------------------------
warranties made by Purchaser in Article 4 hereof shall be true and correct in all respects when made and shall be true and correct on such Closing Date with the same force and effect as if they had been made on and as of said date.

     6.2  Performance.  All covenants, agreements and conditions contained in
          -----------
this Agreement to be performed by or complied with by Purchaser on or prior to such Closing Date shall have been performed or complied with in all respects.

     6.3  Shareholders' Agreement.  Purchaser shall have executed the
          -----------------------
Shareholders' Agreement referred to in Section 5.6.

     6.4  Restated Shareholders' Agreement Amendment.  Purchaser shall have
          ------------------------------------------
entered into the Restated Shareholders Agreement Amendment referred to in
Section 5.8.

7.   COVENANTS OF THE COMPANY.

     7.1  Basic Information and Access.
          ----------------------------

          Subject to Section 7.2:

          7.1.1 As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days after each fiscal year beginning with the year ending December

31, 1998, the Company shall furnish to Purchaser audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year and audited consolidated statements of income and cash flow of the Company and its subsidiaries, if any, for such fiscal year, prepared in accordance with GAAP consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by Ernst & Young, LLP or another independent public accounting firm, which shall also be one of the six largest firms of nationally recognized standing in the United States, a recognized regional firm or a firm acceptable to Purchaser.

          7.1.2 As soon as practicable after the end of each fiscal quarter, and in any event within forty-five (45) days thereafter, the Company shall furnish to Purchaser consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal quarter, and consolidated statements of income and cash flow of the Company and its subsidiaries, if any, for such fiscal quarter and for the current fiscal year to date, prepared in accordance with GAAP consistently applied, with such statements certified by the chief financial officer of the Company as having been prepared in accordance with GAAP consistently applied, and accompanied by a brief narrative description of the Company's business activities during said quarter.

          7.1.3 No later than thirty (30) days prior to the end of each fiscal year, the Company shall furnish to Purchaser a business plan and budget for the Company and its subsidiaries for the next fiscal year (commencing with the Company's 1999 fiscal year), containing information, data and other materials typically included in a business plan and budget of a company similar in size and nature to the Company, which budget shall include budget data for each month of such fiscal year, and which budget and business plan shall be approved by a majority of the Board of Directors of the Company; provided that the presentation of the business plan and budget to the member of the Board of Directors to be elected by Purchaser shall satisfy such requirement.

          7.1.4 The Company shall permit at least one (1) representative of Purchaser, (a) to visit and inspect any of the properties of the Company or any of its subsidiaries and to discuss its and their affairs, finances and accounts with the officers of the Company and its subsidiaries, all at such reasonable times during regular business hours and as often as may be reasonably requested;
(b) to attend all meetings of the Board of Directors of the Company, with respect to which reasonable notice shall be provided to Purchaser; and (c) to discuss the affairs, finances and accounts of the Company with its officers and consult with and advise the officers of the Company as to the management of the Company at all reasonable times and as often as reasonably requested; provided that Purchaser shall cause all its inspections to be conducted in a manner that is not disruptive to the employees or operations of the Company; and, provided further, that the member of the Board of Directors to be elected by Purchaser or the holders of the Preferred Stock shall satisfy the requirements of this
Section 7.1.4.

     7.2  Suspension of Certain Covenants.  The covenants set forth in Article
          -------------------------------
7, except those in Section 7.1.3, shall be suspended and be of no force or effect if the Company becomes subject to the reporting requirements of the federal Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"); provided that such covenants shall once again apply in the event the Company ceases to remain subject to such requirements and if at such time the Purchaser owns Purchased Shares, Warrant Shares, Conversion Shares or Performance-Based Warrant Shares.

     7.3  Confidentiality.  Purchaser agrees that it will keep confidential and
          ---------------
will not disclose, divulge or use any confidential, proprietary or secret information that Purchaser may obtain from the Company, and that the Company has marked "confidential," "proprietary" or "secret" or has otherwise identified as being such, pursuant to financial statements, reports and other materials submitted by the Company pursuant hereto, pursuant to visitation or inspection rights granted hereunder or pursuant to the participation of the person elected by Purchaser on the Company's Board of Directors (the "Confidential Information"); provided that the term Confidential Information shall not include any information supplied by the Company that (a) on the date hereof or thereafter becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by Purchaser; (b) is disclosed by Purchaser with the prior written consent of the Company; (c) was available to Purchaser on a non-confidential basis from a source other than the Company prior to its disclosure to Purchaser by the Company; or (d) becomes available to Purchaser on a non-confidential basis from a source other than the Company; provided further, that, with regard to clauses (c) and (d), the source was not himself or itself known by Purchaser to be bound by a confidentiality agreement, fiduciary duty or other obligation of confidentiality with the Company and did not receive such information, directly or indirectly, from a person or entity so bound.

     7.4  Additional Affirmative Covenants.  In addition, for so long as any
          --------------------------------
Purchased Shares remain outstanding, and until the occurrence of an "Initial Public Offering" (as such term is defined in the Company's Articles of Incorporation), the Company shall, or shall cause any Subsidiary, as applicable, to:

          7.4.1 promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto; and provided, further, that the Company shall pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor;

          7.4.2 promptly pay, or cause to be paid, when due, in conformance with customary trade terms, all other material indebtedness incident to the operations of the Company and its subsidiaries, if any, which is not subject to a good faith dispute;

          7.4.3 keep its properties and those of its subsidiaries, if any, used in or valuable to the Company's and its subsidiaries' business operations in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto;

          7.4.4 comply, and cause its subsidiaries, if any, to comply, in all material respects, at all times with the provisions of all leases to which any of the Company and its subsidiaries is a party or under which any of them occupies real property;

          7.4.5 keep its material assets and those of its subsidiaries that are of an insurable character insured by reputable insurers against loss or damage by fire and explosion in amounts customary for companies in similar businesses similarly situated; and maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated;

          7.4.6 keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its and its subsidiaries' business and affairs in accordance with GAAP applied on a consistent basis;

          7.4.7 duly observe and conform to, and cause its subsidiaries, if any, to so observe and conform to, in all material respects, all valid requirements of governmental authorities relating to the conduct of their businesses or to their property or assets;

          7.4.8 maintain in full force and effect its corporate existence, rights and franchises and use its commercially reasonable efforts to maintain in full force and effect all licenses and other rights to use patents, processes, licenses, trademarks, service marks, trade names or copyrights owned or possessed by it or any subsidiary and necessary to the conduct of its business; and

          7.4.9 obtain a confidentiality and non-disclosure agreement as described in Section 7.7 from each new employee of the Company or a subsidiary.

     7.5  Board Member.  The Company agrees that, upon the request of Purchaser
          ------------
at any time after the closing of the Initial Public Offering, until the third
(3rd) anniversary of the Closing Date, the Company shall include an individual designated by Purchaser among the nominees to the Company's Board of Directors submitted for approval to the shareholders of the Company at the next and each regularly scheduled shareholders' meeting following such request, until such request is withdrawn. At all times as such designee is a member of the Company's Board of Directors, the Company shall obtain and maintain director and officer liability insurance in the amount of at least $5,000,000 per occurrence prior to the Initial Public Offering and $7,500,000 thereafter (which coverage shall include issues regarding the Initial Public Offering process), and shall furnish Purchaser with evidence reasonably satisfactory to it of such insurance coverage as Purchaser may request from time to time.

     7.6  No Integrated Offerings.  Prior to the Initial Public Offering, the
          -----------------------
Company shall not make any offering or sale of securities of the Company that are required to be registered under the Securities Act, or the rules or regulations promulgated thereunder.

     7.7  Employee Confidentiality Agreements.  Following the Closing Date, each
          -----------------------------------
of the Company and the Subsidiaries shall use reasonable efforts to obtain non-disclosure and confidentiality agreements with respect to its trade secrets and other proprietary information from each of its employees on terms customary for companies in similar businesses similarly situated.

8.   RIGHT OF FIRST REFUSAL -- ANSWERING SERVICE BUSINESS.

     8.1  Grant of Right.  During the period commencing on the Closing Date and
          --------------
ending on the third (3rd) anniversary of the Closing Date, in the event that the Company proposes to sell all or substantially all the Company's physician-only answering service business (hereinafter referred to as the "Answering Service Business") to a third party other than an Affiliate (as such term is defined below) of the Company (the "Offeror"), whether such sale involves the assets of the Answering Service Business or the stock of an Affiliate of the Company that owns the assets associated with the Answering Service Business, Purchaser shall have the right to purchase all, but not less than all, such assets or stock (the "Answering Service Right of First Refusal"); provided, however, that such Answering Service Right of First Refusal shall be subject to the exclusive option of Matria Healthcare, Inc. to provide after-hours call support services as a subcontractor to the Company in respect of the Answering Service Business in the specialty areas of obstetrics and gynecology and cardiology; provided, further, that such Answering Service Right of First Refusal shall not apply to a proposal to sell substantially all of the assets of the Company or the stock of such subsidiary, unless the business of the Company or such subsidiary consists exclusively or nearly exclusively of the Answering Service Business. For purposes of this Section 8.1, the term "Affiliate" shall mean any corporation, partnership, limited liability company, or other entity that controls, is controlled by, or is under common control with the Company, with "control" being defined for this purpose as ownership of a majority of the voting interest of the entity so controlled.

     8.2  Notice of Proposed Transfer.  Before effecting any proposed transfer
          ---------------------------
of all or substantially all of the Answering Service Business, the Company shall give written notice to Purchaser describing fully the proposed transfer, including the particular assets to be transferred, the name and address of the proposed transferee(s) and the proposed transfer price, and the fair market value of any proposed non-cash consideration (as provided in Section 8.4 below) (the "Transfer Notice"). The Transfer Notice shall contain an accurate summary of the offer of the Offeror, which must be a binding and bona fide offer.

     8.3  Exercise of Right.  At any time within the ten (10)-business day
          -----------------
period immediately following receipt of the Transfer Notice, Purchaser may elect to purchase all, but not less than all, of the assets subject to the Transfer Notice at the price and upon the terms set forth therein by written notice to the Company (the "Election Notice"); provided, however, that the Company and Purchaser shall enter into a definitive agreement within the thirty (30)-day period immediately following receipt of the Transfer Notice.

     8.4  Closing of Purchase.  The closing of any sale and purchase of the
          -------------------
assets subject to the Transfer Notice shall be held at the offices of the Company, on a date and time agreed upon by the Company and Purchaser, provided that such closing shall in no event be held more than forty-five (45) days after delivery of the Election Notice or within ten (10) business days following the receipt of all required governmental approvals, whichever is later. If Purchaser fails to exercise the Answering Service Right of First Refusal in a timely manner as to all the assets subject to the Transfer Notice, or if it elects to purchase such assets, but fails to close the purchase thereof within the period specified in the preceding sentence, then the Company may, within one hundred twenty (120) days following delivery of the Transfer Notice, transfer such assets to the Offeror on the terms and conditions contained in the Transfer Notice. Any proposed transfer on terms and conditions materially more favorable to the Offeror than those described in the Transfer Notice, as well as any proposed transfer by the Company after the expiration of such 120-day period, shall again be subject to the Answering Service Right of First Refusal and shall require compliance by the Company with the procedure described in this Article 8.

     8.5  Non-Cash Consideration.  In the event the consideration proposed to be
          ----------------------
paid by the Offeror as described in the Transfer Notice includes non-cash consideration, the Transfer Notice shall state the fair market value thereof. Purchaser may, within ten (10) business days after delivery of the Transfer Notice to it, by written notice to the Company, challenge such valuation by specifying Purchaser's valuation of such non-cash consideration. In the event of such a challenge, the Company and Purchaser shall agree upon one independent appraiser, who shall determine the fair market value of the non-cash consideration for these purposes. In the even that such parties are unable to agree upon such an appraiser, the parties agree that the American Arbitration Association ("AAA") shall be employed to choose an independent appraiser and shall use their best efforts to cause AAA to designate an independent appraiser within a maximum of fourteen (14) days, and such person shall promptly determine the fair market value of the non-cash consideration for these purposes. In the event the appraisal process is utilized, (a) the party whose valuation of the shares less closely approximates the value determined by the appraiser, measured by dollar amounts and not by percentages, shall pay all costs of the independent appraiser and (b) the relevant time periods for the exercise of the Right of First Refusal and for the consummation of any transfer pursuant to Section 8.3 or 8.4 shall be tolled from the time Purchaser challenges the Company's valuation of the non-cash consideration until the independent appraiser determines the fair market value thereof. In the event that the Answering Service Right of First Refusal is exercised, Purchaser shall pay cash to the Company in lieu of said non-cash consideration equal to the fair market value of such non-cash consideration as determined in accordance with this Section 8.5.

9.   RIGHT OF FIRST REFUSAL -- NEW SECURITIES.

     9.1  New Securities Defined.  "New Securities" shall mean any common stock
          ----------------------
or preferred stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said common stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into said common stock or preferred stock; provided, however, that "New Securities" does not include:

          9.1.1 securities offered to the public pursuant to a registration statement under the Securities Act;

          9.1.2 securities issued pursuant to the acquisition by the Company of any product, technology, know-how or another corporation by merger, purchase of all or substantially all of the assets, or any other reorganization whereby the Company owns over fifty percent (50%) of the voting power of such corporation;

          9.1.3 shares of the Company's capital stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

          9.1.4 any shares of common stock of the Company pursuant to options, warrants or rights granted either before or after the Closing Date to purchase shares of such common stock, in favor of employees, directors, officers or consultants of the Company or any subsidiary thereof pursuant to a stock option plan or agreement approved by the Company's Board of Directors; provided, that such stock options thereunder, if granted after the Closing Date, are granted at a price that the Company's Board of Directors determines in good faith is not less than the fair market value of the securities into which they are exercisable as of the date of grant;

          9.1.5 any conversion into Common Stock pursuant to the Company's Articles of Incorporation (as amended by the Charter Amendment);

          9.1.6 the purchase by Matria Healthcare, Inc. of up to 134,000 shares of Preferred Stock at a purchase price of no less than $15.00 per share and, for no additional consideration, a warrant for the purchase of up to 60,000 shares of Preferred Stock; or

          9.1.7 up to 300,000 shares of Common Stock Series D of the Company issued at any time following the Closing Date pursuant to options to purchase shares of such stock in favor of officers, employees or consultants of the Company or any subsidiary thereof pursuant to bona fide commitments made by the Company prior to July 1, 1998.

     9.2  Exercise of Right.  In the event the Company proposes to undertake an
          -----------------
issuance of New Securities prior to the occurrence of an Initial Public Offering, it shall give Purchaser written notice of its intention, describing the type of New Securities, the price, the closing date of the offering thereof, and the general terms upon which the Company proposes to issue the same. Purchaser shall be entitled at any time during the offering of the New Securities to purchase some or all of its pro rata portion of such New Securities for the price and upon the general terms specified in the notice (and in any case at a price and upon general terms no more favorable to any of the other purchasers in such offering), by giving, within ten (10) business days after receiving such notice from the Company, written notice to the Company of such election stating therein the time and place of the closing of such purchase, which must be a date no later than ten (10) days following the closing date of the offering specified in the notice given by the Company or any extended closing date thereof. For purposes of this Section 9.2, Purchaser's pro rata portion of New Securities shall be equal to a fraction, the numerator of which is the sum of

           (i) the number of shares of Common Stock into which shares of Preferred Stock held by Purchaser immediately prior to such issuance have been converted since the Preferred Stock was issued to Purchaser, and

           (ii) the number of shares of Common Stock into which Purchaser's shares of Preferred Stock could be converted if fully converted immediately prior to such issuance,

and the denominator of which is the sum of

           (y) the number of shares of Common Stock of all series actually outstanding immediately prior to such issuance and

           (z) the number of shares of Common Stock of all series into which the then outstanding shares of Preferred Stock could be converted or exercised if fully converted or exercised immediately prior to such issuance.

     9.3  Non-Conforming Offers.  Any offer by the Company of securities in
          ---------------------
addition to those specified in the notice described in Section 9.1 above, whether on the same or different terms as are specified therein, shall again require compliance by the Company with the terms of this Article 9.

10.  PROVISION FOR PERFORMANCE-BASED WARRANT.

     Following the Closing Date, the Company and Purchaser shall continue to negotiate in good faith to enter into a joint product marketing or strategic alliance agreement with respect to the Company's Internet-based information and communications services operations and certain of Purchaser's own Internet-based products and services (the "Strategic Alliance Agreement"). If, and only if, Purchaser and the Company enter into the Strategic Alliance Agreement within ninety (90) days following the Closing Date, the Company shall issue to Purchaser, for no additional consideration, within five (5) days following the execution by the parties of the Strategic Alliance Agreement, a performance-based warrant to purchase an aggregate of *** shares of Preferred Stock or, in the event that the Initial Public Offering has been closed by such date, Common Stock (the "Performance-Based Warrant"). The Performance-Based Warrant would be granted with respect to ***, *** and *** shares on December 31 of each of the calendar years 1998, 1999 and 2000, respectively, with the exercise price per share equal to the fair market value of the underlying capital stock on the respective dates of grant (as adjusted for stock splits, stock dividends, combinations and the like occurring after the date thereof) provided that the joint marketing efforts of Purchaser and the Company yielded the Company gross revenues of $***, $*** and $***, respectively, during such years. Such Performance-Based Warrant shall otherwise contain terms substantially similar to those of the





*** Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Warrant. Nothing set forth in this Agreement shall obligate either Purchaser or the Company to enter into the Strategic Alliance Agreement, whether on the foregoing terms or otherwise.

11.  REGISTRATION RIGHTS.

     11.1  Certain Definitions.  As used in this Agreement, in addition to the
           -------------------
terms defined above, the following terms shall have the following respective meanings:

     "Commission" shall have the meaning set forth in Section 3.18 hereof.
     ------------

     "Holders" shall mean Purchaser and any other person holding Registrable
     ---------
Securities to whom these registration rights have been transferred pursuant to
Section 11.10 hereof.

     "Initial Public Offering" shall have the meaning set forth in Section 2.3
     -------------------------
hereof.

     "Initiating Holders" shall mean a Holder or Holders who in the aggregate
     --------------------
own at least fifty percent (50%) of the Registrable Securities then issued and outstanding (including shares that are issuable upon exercise of the Warrant).

     "Other Shareholders" shall mean persons other than Holders who, by virtue
     --------------------
of agreements with the Company, are entitled to include their securities in a registration effected pursuant to this Agreement.

     The terms "register," "registered" and "registration" refer to the
                --------    ----------      --------------
effectiveness of a registration statement prepared and filed in compliance with the Securities Act.

     "Registrable Securities" as of any particular time shall mean (a) all
     ------------------------
Conversion Shares, (b) all Warrant Shares to the extent they consist of Common Stock, and (c) any additional shares of Common Stock issued with respect to the Conversion Shares described in (a) and (b) pursuant to any stock split, stock dividend, recapitalization or similar event, or automatic conversion thereof into another series of Common Stock pursuant to the provisions of the Company's Articles of Incorporation (as amended by the Charter Amendment).

     "Registration Expenses" shall mean all expenses incurred by the Company in
     -----------------------
complying with Sections 11.2 and 11.3 hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for the Company; reasonable fees and expenses of a single counsel for the selling Holders; state "blue sky" fees and expenses; and accountants' expenses, including without limitation any special audits required by the Commission with respect to any such registration; but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company.

     "Securities Act" shall have the meaning set forth in Section 2.3 hereof.
     ----------------

     "Securities Exchange Act" shall have the meaning set forth in Section 7.2
     -------------------------
hereof.

     "Selling Expenses" shall mean all underwriting discounts, selling
     ------------------
commissions and stock transfer taxes applicable to the sale of Registrable Securities and any other securities of the Company being sold in the same registration as the Registrable Securities by Other Shareholders.

     "Warrant Shares" shall have the meaning set forth in Section 3.5 hereof.
     ----------------

     11.2  Requested Registration.
           ----------------------

           11.2.1  Demand Registration Rights.  Subject to the conditions of
                  --------------------------
Subsection 11.2.2 below, the Initiating Holders may make up to two (2) demands on the Company to register all or a portion consisting of at least 200,000 shares of the Registrable Securities on Form S-1 or such other form that may be available to the Company to effect such demand registration and up to four (4) demands on the Company to register all or a portion consisting of at least 200,000 shares of the Registrable Securities on Form S-3, if available (each being referred to hereinafter as a "Demand Registration"); provided, however, that, the Initiating Holders may not initiate a demand on the Company to register any Registrable Securities until (i) the first anniversary of the Closing Date, if a registration statement filed with the Commission with respect to the Initial Public Offering is not declared effective prior to such anniversary; or (ii) after the date that is six (6) months following the effective date of the registration statement relating to the Initial Public Offering if such effective date occurs prior to the first anniversary of the Closing Date. Notwithstanding the foregoing, if an offering required pursuant to this Section 11.2 would constitute the initial offering to the public of the securities of the Company, then such offering may only be made by means of an underwritten public offering (either firm or best efforts), provided that in the event that neither the Company nor the Initiating Holders have secured an underwriter reasonably acceptable to the other entity or group for such purpose during the one hundred eighty (180)-day period after the Company's receipt of the request for registration from the Initiating Holders, then the Company shall promptly file a registration statement pursuant to Rule 415 under Regulation C promulgated under the Securities Act covering the Registrable Securities described in the Initiating Holder's request.

           11.2.2  Request for Registration.  In the event the Company shall
                   ------------------------
receive from the Initiating Holders a written request that the Company effect a Demand Registration with respect to all or a portion consisting of at least 200,000 shares of the Registrable Securities, other than a registration pursuant to Rule 415 under Regulation C promulgated under the Securities Act, the Company shall:

                   (i) promptly give written notice of the proposed registration to all other Holders; and

                   (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "blue sky" or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities
           Act) as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as is specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as is specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 11.2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

     In the event the Company is not obligated to effect any requested registration by virtue of the foregoing, such request shall not be deemed to be a Demand Registration for purposes of Subsection 11.2.1. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders. Notwithstanding the foregoing provisions of this Section 11.2.2, the Company's obligation to file a registration statement hereunder shall be suspended for a period not to exceed ninety (90) days and no more than once during any period of twelve (12) consecutive months if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed or if the filing of such registration statement would, in the opinion of the Board of Directors of the Company, arrived at in good faith, adversely affect the Company, a material financing project or a material proposal or pending acquisition, merger or other corporate reorganization to which the Company is then, or is then expected to become a party.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Subsection 11.2.3 below, include securities offered by the Company for its own account and/or other securities of the Company that are held by Other Shareholders.

          11.2.3  Underwriting.  If the Initiating Holders intend or are
                  ------------
required to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 11.2.1 and the Company shall include such information in the written notice referred to in Subsection 11.2.2(i) hereof. The right of any Holder to registration pursuant to this Section 11.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

     If the Company shall request inclusion in any registration pursuant to
Section 11.2 of securities being sold for its own account, or if Other Shareholders shall request inclusion in any registration pursuant hereto, then, subject to the last sentence of this Subsection 11.2.3 with respect to the Company's request, the Initiating Holders shall, on behalf of all Holders, include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Article 11. The Company shall (together with all Holders and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form and containing customary terms reasonably acceptable to the Initiating Holders, with the representative of the underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to the Initiating Holders; provided, however, that if the Company has not selected an underwriter reasonably acceptable to the Initiating Holders within thirty (30) days after the Company's receipt of the request for registration from the Initiating Holders, then the Initiating Holders may select an underwriter reasonably acceptable to the Company in connection with such registration. Notwithstanding any other provision of this Section 11.2, if the underwriter representative advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the securities of the Company held by Other Shareholders shall first be excluded from such registration to the extent so required by such limitation, and, to the extent additional shares need to be excluded in order to conform to such limitation, the securities requested by the Company to be included, if any, shall next be excluded. The Company shall advise all holders of securities requesting registration as to the number of shares of securities that may be included in the registration and underwriting as allocated in the foregoing manner. If any Other Shareholder or Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of shares to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities of the Holders that would otherwise have been included in such registration and underwriting will not be limited thereby.

     11.3 Company Registration.
          --------------------

          11.3.1 If the Company shall determine to register any of its securities in connection with the public offering of such securities solely for cash on a form that would permit the registration of the Registrable Securities other than on Form S-8, Form S-4 or another form not available for registering the Registrable Securities for sale to the public, the Company shall promptly give to each Holder written notice of such registration (a "Piggyback Registration"), and shall include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder or Holders within fifteen (15) days after receipt of such written notice from the Company, subject to the underwriter limitations, if any, described in Subsection 11.3.4 hereof; provided, however, that no Holder shall have the right to participate in an Initial Public Offering pursuant to a registration statement declared effective within the twelve (12)- month period following the Closing Date. The Company shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Subsection 11.3.1 without any obligation or liability to any Holder.

          11.3.2  Number of Piggyback Registrations.  Subject to the underwriter
                  ---------------------------------
limitations, if any, described in Subsection 11.3.4 below, each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 11.3 until such time as the number of Registrable Securities held by any such Holder does not exceed one percent (1%) of the shares outstanding of the Company as shown by the most recent report or statement published by the Company and filed with the Commission.

          11.3.3  Holdback by the Company.  If the Company has previously filed
                  -----------------------
a registration statement with respect to Registerable Securities pursuant to
Section 11.2 or pursuant to this Section 11.3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor forms), whether on its own behalf or at the request of any Holder or Holders, until a period of ninety (90) days has elapsed from the effective date of such a previous registration.

          11.3.4  Underwriting.  If the registration of which the Company gives
                  ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection 11.3.1 hereof. In such event the right of any Holder to registration pursuant to Subsection 11.3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 11.3, if the underwriter reasonably determines that marketing factors require a limitation on the number of shares to be underwritten, such reduction in the number of shares that may be included in the registration shall be made (a) first, to the shares of the Holders and Other Shareholders requesting registration of securities pursuant to piggyback registration rights; (b) second, to the shares of the Company, and (c) third, to the shares of any person other than the Holders requesting registration of securities pursuant to demand registration rights; all in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities that such person, Holders and Other Shareholders had requested to be included in such registration; provided, however, that in no event shall the total amount of Purchaser's shares of securities included in the offering pursuant to a Piggyback Registration be less than the number of securities included in the offering by any other single selling shareholder pursuant to piggyback registration rights unless all of Purchaser's shares of securities are included in the offering. The Company shall advise all holders of securities requesting registration as to the number of shares or securities that may be included in the registration and underwriting as allocated in the foregoing manner. No such reduction shall be made with respect to securities offered by the Company for its own account. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

     11.4  Expenses of Registration.  All Registration Expenses incurred in
           ------------------------
connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company; and all Selling Expenses shall be borne by the Holders, the Other Shareholders of the securities so registered and the Company, to the extent of securities registered on its behalf, pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by the Initiating Holders pursuant to Section 11.2 hereof, the registration statement does not become effective, in which case the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request (except for the fees of any counsel for the Holders, which shall be borne only by the persons whom such counsel represented, pro rata on the basis of the number of their shares so included in the registration request); provided, further, that such registration shall not be counted as a Demand Registration pursuant to Subsection 11.2.1 hereof; and provided, further, that if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by the selling shareholders, then such expenses shall be payable by the selling shareholders pro rata to the extent required by such jurisdiction.

     11.5  Registration Procedures.  In the case of each registration effected
           -----------------------
by the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company shall use its best efforts to:

           11.5.1 keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

           11.5.2 furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

     11.6  Indemnification.
           ---------------

           11.6.1 With respect to each Holder whose securities have been registered pursuant to this Agreement, the Company shall indemnify such Holder, each of such Holder's officers, directors and partners, and each person controlling (as defined in Subsection 11.6.4 below) such Holder and each of such controlling person's officers, directors and partners, and shall also indemnify each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (a) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (b) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse each such Holder and each person controlling such Holder, and each of such controlling person's officers, directors and partners, each of its officers, directors and partners, each such underwriter, and each person who controls such underwriter, for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon written information furnished to the Company by such Holder or on behalf of such Holder by the officers, directors or partners of such Holder seeking to be indemnified, where such information is stated to be specifically for use in such prospectus, offering circular or related document.

          11.6.2 Each Holder and Other Shareholder shall, if securities held by him or it are included among the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls (as defined in Subsection 11.6.4 below) the Company or such underwriter, and each other such Holder and Other Shareholder and each of such controlling person's officers, directors and partners, and each person controlling such other Holder or Other Shareholder and each of such controlling person's officers, directors and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company, such other Holders, Other Shareholders, directors, officers, partners, persons, each underwriter and each person who controls such underwriter for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder specifically for use therein; provided, however, that the obligations of such Holder or Other Shareholder hereunder shall be limited to an amount equal to the proceeds to such Holder or Other Shareholder of securities sold as contemplated herein.

          11.6.3 Each party entitled to indemnification under this Section 11.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably). The Indemnified Party may participate in such defense with counsel of its own choosing, but the fees and expenses of such counsel shall be at such Indemnified Party's expense unless (i) the Indemnifying Party and the Indemnified Party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 11.6 only if such failure is prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Section 11.6. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

           11.6.4 For purposes of this Section 11.6, the term "control" shall have the meaning assigned thereto under the Securities Act.

     11.7  Information by Holders and Other Shareholders.  Each Holder or Other
           ---------------------------------------------
Shareholder of securities included in any registration shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     11.8  Limitations on Registration of Issues of Securities.  From and after
           ---------------------------------------------------
the date of this Agreement, without the consent of the holders of a majority of the Registrable Securities then issued and outstanding and that are issuable upon the exercise of the Warrant, the Company shall not enter into any agreements with any holder or prospective holder of any securities of the Company that, upon any registration of any of its securities, the Company will include among the securities that it then registers securities owned by such holder or prospective holder except to the extent such agreement could give such holder or prospective holder rights no greater than those of an Other Shareholder under this Article 11. In any event, any registration rights given by the Company to any holder or prospective holder of its securities shall not conflict with the registration and other rights provided in this Agreement.

     11.9  Rule 144 Reporting.  With a view to making available the benefits of
           ------------------
certain rules and regulations of the Commission that may permit the sale of the Common Stock to the public without registration, the Company shall, for so long as Registrable Securities are outstanding:

            11.9.1 make and keep public information available, as those terms are understood and defined in Rule 144 promulgated by the Commission under the Securities Act ("Rule 144"), at all times after ninety (90) days following the Initial Public Offering;

            11.9.2 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to the reporting requirements thereunder; and

            11.9.3 so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days following the Initial Public Offering), and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to the reporting requirements thereunder), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     11.10  Transfer of Registration Rights.  The rights to cause the Company to
            -------------------------------
register securities of the Company under Sections 11.2 and 11.3 hereof may be assigned by any Holder to any transferee of Registrable Securities together with the securities being transferred, provided that in each case the Company is given written notice, at the time or within a reasonable time after said transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned; provided, however, that such transfer right shall be subject to the provisions of Section 12.3 hereof. No such assignment shall be effective unless the transferee shall be required, as a condition to such transfer, to agree in writing that he or it will receive and hold such securities subject to the provisions of this Article 11.

     11.11  "Market Stand-Off" Agreement.  If requested by the Company upon the
            ----------------------------
recommendation of the Board of Directors of the Company and an underwriter of Common Stock (or other securities) of the Company, the Holders shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by them during the one hundred eighty (180)-day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

            (a) such agreement shall apply only with respect to an underwritten Initial Public Offering; and

            (b) Other Shareholders selling securities pursuant to such registration statement and all officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares

(or securities) subject to the foregoing restriction until the end of said one hundred eighty (180)-day period.

12.  MISCELLANEOUS.

     12.1  Governing Law.  This Agreement shall be governed by and construed
           -------------
under the laws of the State of Georgia, without regard to its principles of conflicts of laws.

     12.2  Survival.  The representations, warranties, covenants and agreements
           --------
made herein shall survive any investigation made by Purchaser and the closings of the transactions contemplated hereby.

     12.3  Successors and Assigns.
           ----------------------

           (a) Except as otherwise expressly provided in this Section 12.3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the respective Purchaser, and the rights, remedies and entitlements of the respective Purchaser under this Agreement may be assigned in full or in part at any time after the date of this Agreement together with the entire Warrant or no fewer than 200,000 shares of Preferred Stock or Conversion Shares constituting or derived from the Purchased Shares, the Warrant Shares, or the Additional Shares. No such assignment shall be effective unless (i) the transferee shall be required, as a condition to such transfer, to agree in writing that he or it will receive and hold the Purchased Shares subject to the applicable provisions of this Agreement and the Shareholders' Agreement referred to in Sections 5.6 and 6.3 hereof, (ii) the Company is given written notice at the time of the assignment or within a reasonable time after such assignment, stating the name and address of said transferee and identifying the Purchased Shares that are being assigned, or
(iii) the Company has received the written opinion of counsel to the Company that such transfer is permitted under the federal securities laws, rules and regulations.

           (b) Purchaser covenants and agrees that it shall not transfer the Warrant, the Warrant Shares, the Purchased Shares, the Additional Shares or the Conversion Shares (collectively, the "Purchased Securities") to any of the entities listed in Exhibit 12.3 attached hereto, or to any entity or person that
                   ------------
controls or is controlled by an entity listed in Exhibit 12.3 ("control" being
                                                 ------------
defined for such purpose as ownership of at least a majority of the voting interests of the entity), unless the proposed transfer has been approved by the Company's Board of Directors.

           (c) In the event Purchaser proposes to sell, transfer or otherwise dispose of any of the Purchased Securities (the "Subject Securities") to any entity that is under common control (as the term "control" is defined in Section 12.3(b) above) with an entity listed in Exhibit 12.3 hereto (a "Sister Entity"),
                                        ------------
the Company shall have a right of first refusal to purchase all, but not less than all, the Subject Securities that Purchaser proposes to transfer to such Sister Entity (the "Subject Securities Right of First Refusal"). Before effecting any proposed transfer of any Subject Securities, Purchaser shall give written notice to the Company describing fully the proposed transfer, including the type and number of Subject Securities, the name and address of the proposed transferee(s) and the proposed transfer price, and the fair market value of any proposed non-cash consideration as provided in Section 12.3(d) hereof (the "Transfer Notice"). The Transfer Notice shall contain an accurate summary of the offer of the proposed transferee(s), which must be a bona fide offer. At any time within the ten (10)- day period immediately following the receipt of the Transfer Notice, the Company may elect to purchase all, but no fewer than all, of the Subject Securities at the price per share set forth in the Transfer Notice. The closing of any sale and purchase of the Subject Securities pursuant to exercise of the Subject Securities Right of First Refusal shall be held at the offices of the Company on a date and at a time designated by the Company in its notice of exercise of the Subject Securities Right of First Refusal; but in no event shall such closing be held more than thirty (30) days after delivery of the Transfer Notice. If the Company fails to exercise the Subject Securities Right of First Refusal in a timely manner as to all the Subject Securities upon the terms set forth in the Transfer Notice, or if it elects to purchase all such Subject Securities, but fails to close the purchase thereof within such 30-day period, then Purchaser may transfer all the Subject Securities on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions materially different from those described in the Transfer Notice shall again be subject to the Subject Securities Right of First Refusal and shall require compliance by Purchaser with the procedure described in this Section 12.3(c).

          (d) In the event the consideration proposed to be paid to Purchaser as described in the Transfer Notice referred to in Section 12.3(c) hereof includes non-cash consideration, the Transfer Notice shall state the fair market value thereof, which valuation shall be conclusive and binding on the Company in the absence of a timely challenge made in accordance with this Section 12. The Company, may, within ten (10) days after delivery of the Transfer Notice to the Company, by written notice to Purchaser, challenge such valuation, such notice to specify the Company's valuation of such non-cash consideration. In the case of such a challenge, Purchaser and the Company shall agree upon one independent appraiser, who shall determine the fair market value of the non-cash consideration for these purposes. In the event that such parties are unable to agree upon such an appraiser, the parties agree that the American Arbitration Association ("AAA") shall be employed to choose an independent appraiser and shall use their best efforts to cause AAA to designate an independent appraiser within a maximum of fourteen (14) days, and such person shall promptly determine the fair market value of the non-cash consideration for these purposes. In the event the appraisal process is utilized, (i) the party whose valuation of the shares less closely approximates the value determined by the appraiser, measured by dollar amounts and not by percentages, shall pay all costs of the independent appraiser and (ii) the relevant time periods for the exercise of the Subject Securities Right of First Refusal and for the closing of exercising such right shall be tolled from the time a challenge is made to Purchaser's valuation of the non-cash consideration until the independent appraiser determines the fair market value thereof. In the event the Company exercises the Subject Securities Right of First Refusal, it shall pay cash to Purchaser in lieu of said non-cash consideration equal to the fair market value as determined in accordance with this Section 12.3(d).

     12.4  Entire Agreement; Amendment.  This Agreement and the other documents
           ---------------------------
delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, but only by a written instrument signed by the holders of at least a majority of the Purchased Shares then issued and outstanding (as well as any shares issued with respect to the same upon any stock split, stock dividend, recapitalization or similar event) and a representative of the Company so authorized by its Board of Directors.

     12.5  Notices.  All notices and other communications required or permitted
           -------
hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three (3) business days following deposit with the United States Postal Service, by certified mail, return receipt requested, postage prepaid, or otherwise delivered by hand or by messenger, addressed;

           (a)    if to Purchaser, at:

                  HBO & Company of Georgia
                  301 Perimeter Center North
                  Atlanta, Georgia  30346
                  Attn:  Mr. Russell G. Overton
                         Senior Vice President
                         Corporate Planning and Business Development

                  with a copy to:

                  Mr. Jay M. Lapine
                  Senior Vice President and General Counsel
                  (same address)

                  with a copy to:

                  Jones, Day, Reavis & Pogue
                  3500 SunTrust Plaza
                  303 Peachtree Street, N.E.
                  Atlanta, Georgia 30308-3242
                  Attn:  Sidney R. Brown, Esq.

or

           (b) if to any other holder of any shares of Preferred Stock, the Warrant, any Warrant Shares, or Conversion Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares of Preferred Stock or Conversion Shares who has so furnished an address to the Company, or

           (c)    if to the Company, at:

                  WebMD, Inc.
                  400 The Lenox Building
                  3399 Peachtree Road
                  Atlanta, Georgia  30326
                  Attn:  Mr. Jeffrey T. Arnold, Chief Executive Officer

                  with a copy to:

                  L. Scott Askins, Esq.
                  Vice President and Corporate Counsel
                  (same address)

                  with a copy to:

                  Nelson Mullins Riley & Scarborough, L.L.P.
                  999 Peachtree Street
                  Suite 1400
                  Atlanta, Georgia  30309
                  Attn:  James Walker IV, Esq.

or at such other address as the Company shall have furnished to Purchaser and each such other holder in writing.

     12.6  Delays or Omissions; Remedies Cumulative.  No delay or omission to
           ----------------------------------------
exercise any right, power or remedy accruing to any party, upon any breach or default under this Agreement, shall impair any such right, power or remedy of such party or be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All of a party's remedies, either under this Agreement, or by law or otherwise afforded to such party, shall be cumulative and not alternative.

     12.7  Agent's Fees.  Each party (a) represents and warrants that it has
           ------------
retained no finder or broker in connection with the transactions contemplated by this Agreement (except as disclosed to the other parties hereto as of the date hereof) and (b) hereby agrees to indemnify and to hold the other parties harmless of and from any liability for commissions or compensation in the nature of an agent's, finder's or broker's fee to any broker or other person or firm (and the cost and expenses of defending against such liability or asserted liability) for which said party is responsible.

     12.8  Expenses.  The Company shall bear its own expenses and legal fees
           --------
(and expenses and disbursements of its legal counsel) incurred on its behalf with respect to this

Agreement and the transactions contemplated hereby. The Company shall also pay all out-of-pocket expenses of Purchaser, including the legal fees (and reasonable expenses and disbursements) of Jones, Day, Reavis & Pogue, counsel to Purchaser, not to exceed twenty thousand dollars ($20,000). If the Closing does not occur for any reason, each party shall pay its own expenses and legal fees.

     12.9   Construction of Certain Terms. The titles of the articles, sections,
            -----------------------------
and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. For purposes of this Agreement, the terms "Company's Knowledge," "Knowledge of the Company" and "Knowledge" as applied to the Company means, as to a particular matter, the actual knowledge of the Company's executive officers (including its two Vice Presidents of Sales), in-house corporate counsel, and controller. Wherever the words "including," "include" or "includes" are used in this Agreement, they shall be deemed followed by the words "without limitation." References to any gender shall be deemed to mean any gender. All references herein to the Company's knowledge or awareness shall mean the knowledge of managers and key employees of the Company.

     12.10  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     12.11  Legends.  In addition to any legends required by the Securities Act
            -------
or any applicable state securities laws, the Company shall place the following legend on the front or back of each certificate evidencing ownership of shares of Preferred Stock:

           THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS, AND SERIES WITHIN A CLASS, OF CAPITAL STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH SERIES (AND THE AUTHORITY OF THE CORPORATION'S BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES).

The Company shall place legends on each certificate evidencing ownership of shares of Common Stock identical to those initially placed on the certificates for Preferred Stock relating to the Securities Act and all applicable state securities laws.

     12.12  Enforcement.
            -----------

            (a)  Remedies at Law or in Equity. If the Company shall default in
                 ----------------------------
any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company or Purchaser in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the Closing Date or as of the date it was made, furnished or delivered, the other parties may proceed to protect and enforce their respective rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement, injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such party or to take any one of more of such actions. In the event any party brings such an action against any other party, the prevailing party in such dispute shall be entitled to recover from the losing party all reasonable fees, costs and expenses enforcing any right of such prevailing party under or with respect to this Agreement, including such reasonable fees and expenses of attorneys and accountants, which shall include all fees, costs and expenses of appeals.

            (b)  Remedies Cumulative; Waiver. No remedy referred to herein or in
                 ----------------------------
any exhibit hereto is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to a party at law or in equity. No express or implied waiver by any party of any default shall be a waiver of any future or subsequent default. The failure or delay of any party in exercising any rights granted him or it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by such party shall not exhaust the same or constitute a waiver of any other right provided herein.

     12.13  Timely Performance.  Time is of the essence as to the performance of
            ------------------
the obligations required of the respective parties under this Agreement.

     12.14  No Joint Venture.  Nothing in this Agreement shall be deemed to
            ----------------
constitute the Company and Purchaser as partners, agents or joint venturers.


                     [SIGNATURES APPEAR ON FOLLOWING PAGE]

                     [SIGNATURES TO INVESTMENT AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written.


                                THE COMPANY:

                                WEBMD, INC.,
                                f/k/a Endeavor Technologies, Inc.

                                By:  /s/ Jeffrey T. Arnold
                                     -------------------------------------------
                                    Jeffrey T. Arnold
                                    Chief Executive Officer


                                PURCHASER:

                                HBO & COMPANY OF GEORGIA


                                By:  /s/ Russell G. Overton
                                     -------------------------------------------
                                    Russell G. Overton
                                    Senior Vice President
                                    Corporate Planning and Business
                                    Development

List of Exhibits
---------------

1.1       Form of Charter Amendment

1.4       Form of Warrant

3.3       Subsidiaries and Affiliates

3.4       Outstanding Rights, etc. in Respect of Authorized Capital Stock

3.9       Changes Since Date of Interim Financial Statements

3.10      Material Liabilities

3.11      Contracts

3.12.1    Owned Software

3.12.4    Licenses With Respect to Company Software

3.13      Intellectual Property

3.15      Litigation

3.16      Employment Agreements

3.20      Title Exceptions

3.21      Customers and Suppliers

3.23      Compliance with Laws Exceptions

3.24      Tax Exceptions

3.25      Conflicts of Officers, Directors and Key Employees

3.26      Indebtedness to Directors and Officers; Interested Party Transactions

3.27      Employee Benefit Plans

5.5       Form of Opinion of Nelson Mullins Riley & Scarborough, L.L.P.

5.6       Form of Shareholders' Agreement

5.8       Form of Second Amendment to Shareholders Agreement

12.3      List of Company's Competitors